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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-10041, 333-102201, 333-92449 and 333-49168) of
Catalyst Semiconductor, Inc. of our report dated May 28, 2003 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/S/ PricewaterhouseCoopers LLP

San Jose, California
July 16, 2003